Exhibit 10(t)(1) Common Stock Warrant Agreement dated February 21, 2001 and Amendment Number One to Common Stock Warrant Agreement dated January 31, 2002 by and between the Registrant and GB Retail Funding, LLC.



NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

----------------- -------------------------------------- -----------------------
Date of Issue:          STOCK PURCHASE WARRANT                No. of Shares:
----------------- -------------------------------------- -----------------------
February 21, 2001                                                 60,000
----------------- -------------------------------------- -----------------------







                  To Subscribe for and Purchase Common Stock of


                           ONE PRICE CLOTHING STORES, INC.

        THIS CERTIFIES that, for value received, GB Retail Funding, LLC (together with any subsequent transferees of all or any portion of this Warrant, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from One Price Clothing Stores, Inc., a Delaware corporation (hereinafter called the "Company"), up to 60,000 fully paid and non-assessable shares of the Company's Common Stock (the "Shares"), at the price equal to the Exercise Price (as defined in section 1 hereof) (subject to adjustment as provided in Section 7 hereof, the "Warrant Purchase Price"). The number and character of such Shares are subject to adjustment as provided herein.

        1. Definitions. As used herein the following term shall have the following meaning:

         "Act" means the Securities Act of 1933 as amended, or a similar Federal statute and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         "Common Stock" shall mean the Common Stock of the Company, $.001 par value per share.

         "Exercise Price" shall mean the average daily closing price of Common Stock as quoted on the NASDAQ Stock Market for the thirty (30) consecutive trading days immediately preceding the Original Issue Date.

         "Original Issue Date" shall mean the date on which this Warrant is originally issued.


        2. Purchase Rights. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time and from time to time commencing on the date hereof and ending at 5:00 p.m. on, the fifth anniversary of the Original Issue Date.

        3.      Exercise of Warrant; Net Issue Exercise.


        3.1 Exercise of Warrant. Subject to Section 2 above, the purchase rights represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the Holder shall be entitled to receive, within three (3) business days after such notice of exercise is given, a certificate or certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

        3.2.    Net Issue Exercise.

                (a) In lieu of exercising this Warrant pursuant to Section 3.1 hereof, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                                         X = Y (A - B)
                                                               -------
                                                                  A

Where   X =     the number of Shares to be issued to the Holder;

                Y =      the number of Shares purchasable under this Warrant;

                A = the fair market value of one Share (assuming the fair market value of one Share is greater than the Warrant Purchase Price as adjusted to the date of such calculations); and

                B = the Warrant Purchase Price (as adjusted to the date of such calculations).

Such Shares shall be issued within three (3) business days after the notice of election is given.

                (b) (i) For purposes of this Section, fair market value of a Share shall be equal to the closing price of the Company's Common Stock on the preceding trading day as quoted on the Nasdaq Stock Market or such other exchange or automated quotation system that the Company's Common Stock is publicly traded. In the event the Common Stock ceases trading on the Nasdaq Stock Market or some other exchange or automated quotation system, the fair market value of a Share shall be a value reasonably determined by the Company's Board of Directors. In the event that the Holder disagrees with the Board of Directors' determination of fair market value, then the fair market value shall be determined by an appraiser selected by the Holder (the "Holder's Appraiser") and whose appraisal (the "Holder's Appraisal") shall be furnished to the Company within 20 days after the Board of Directors' determination of fair value, and if the Company does not object to such determination within 15 days after receipt of the Holder's appraisal, then the fair market value determined by the Holder's Appraiser shall be the fair market value of a Share.

                         (ii) In the event that the Company objects to such
determination as set forth in clause (i) above, then the Company shall select an appraiser (the "Company's Appraiser") who shall review the determination of the Holder's Appraiser and issue a report thereon (the "Company's Appraisal") within 30 days after the delivery of the Holder's Appraisal to the Company and within 10 days after the issuance of such report to the Holder's Appraiser, the Holder's Appraiser and the Company's Appraiser shall meet to negotiate in good faith to reach agreement on the fair market value of a Share, and such agreed value shall be the fair market value of a Share.

                         (iii) In the event that the Company's  Appraiser and
the Holder's Appraiser are unable to reach agreement as set forth in clause (ii) above, then such Appraisers shall select an appraiser
(the "Third Appraiser") within 5 days after the meeting described in clause (ii) above, and the average of two appraisals, consisting of the appraisal made by the Third Appraiser and the appraisal of the Holder's Appraiser and Company's Appraiser (whichever is closest to that of the Third Appraiser), shall be conclusive and binding on the Company and the Holder.

                         (iv) The fees and expenses of the Company's  Appraiser
shall be paid by the Company, the fees and expenses of the Holder's Appraiser shall be paid by the Holder, and the fees and expenses of the Third Appraiser shall be shared equally by the Company and the Holder.

        4. Shares to be Issued; Reservation of Shares. The Company covenants that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

        5. No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

        6. Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the Original Issue Date but prior to the Expiration Date, the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) shall provide such that the Holder hereof shall thereafter have the right to receive the kind and amount of shares of stock, other securities, property or cash deliverable or payable to the holders of the Common Stock of the Company that the Holder hereof upon exercise of this Warrant would have been entitled to had the Holder hereof exercised the remaining portion of this Warrant into shares of Common Stock immediately prior thereto and the Board of Directors shall make appropriate adjustments to the number and kind of shares and to the Warrant Purchase Price per share then applicable to the shares covered by the unexercised portion of the Warrant.

         7.       Adjustment of Warrant Purchase Price on Warrants.

         (a) Adjustment of Warrant Purchase Price. The Warrant Purchase Price shall be adjusted as set forth in this Section 7 with the intent that the rights of the Holder to exercise shall not be impaired.

         (b) Adjustment for Combination or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         (c) Adjustment for Stock Dividend or Subdivision. In the event the Company at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock by reclassification or otherwise than by payment of a dividend in Common Stock, then and in any such event, the Warrant Purchase Price in effect immediately prior to such subdivision or stock dividend shall forthwith be proportionately reduced.

         (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Purchase Price pursuant to this
Section 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Warrant Purchase Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

        (e) Waiver of Provisions. The provisions of this Section 7 may be waived in any instance (without the necessity of convening any meeting of stockholders of the Company) upon the written consent of the Holder.

        8. No Rights as Shareholders. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

        9. Sale or Transfer of the Warrant; Legend. The Warrant and the Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

        10.     Reserved.

        11. Modifications and Waivers. This Warrant may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

        12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

        13. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

        14. Representations and Warranties of Holder. By accepting this Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company, (b) is able to fend for himself, herself or itself in the transactions contemplated by this Warrant, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (d) has the ability to bear the economic risks of an investment in the Company, (e) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and (f) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company. The Holder further represents that it is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

        15. Representations and Warranties of Company. The Company represents that:

                (a) The execution, delivery and performance of this Warrant has been duly authorized by the Company's Board of Directors and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights in general and except that the enforceability of the obligations hereunder is subject to general principals of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law). Neither the execution nor the delivery of this Warrant, nor fulfillment of nor compliance with the terms and provisions of this Warrant, nor the issuance of Shares upon exercise of the Warrant, will (i) violate the terms of the certificate of incorporation or by-laws of the Company or (ii) violate any agreement (including any agreement with stockholders), instrument, judgment, decree or statute to which the Company is subject, except for such violations that may have a de minimis effect on the Company, would not affect the Company's ability to execute and deliver this Warrant and would not affect the Holder's ability to exercise all or any portion of this Warrant.

                (b) The authorized capital stock of the Company consists of 35,000,000 shares of Common Stock, of which, based upon information currently available, 10,248,191 shares are issued and outstanding and 500,000 shares of Series A Preferred Stock, of which no shares are issued and outstanding.

                (c) Except as set forth in subparagraph (b) above, and Exhibit B attached hereto, the Company does not have outstanding any rights (either preemptive or other) or options to subscribe for or purchase from the Company, or any warrants or other agreements providing for or requiring the issuance by the Company of, any capital stock or any securities convertible into or exchangeable for its capital stock.

                (d) Sufficient shares of authorized but unissued shares of Common Stock of the Company have been reserved by appropriate corporate action with the prospective exercise of the Warrant, and, the issuance of either the Warrant or the shares of Common Stock upon exercise of the Warrant will not require any further corporate action by the stockholders or directors of the Company, will not be subject to preemptive rights (unless the exercise of the same has been irrevocably waived) in any present stockholders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such Common Stock, when issued upon exercise of the Warrant in accordance with its terms, will be duly authorized, fully paid and non-assessable.

        16.     Registration Rights.

                (a) Piggy Back Registration Rights. If at any time after the Original Issue Date the Company shall determine to register any of its securities for its own account or for any other person (other than a registration under the Securities Act of shares issued in connection with any acquisition of any entity or business, shares issuable solely upon the exercise of stock options, or shares issuable solely pursuant to employee benefit plans, including registration statements on Form S-4, S-8 or any successor form), the Company shall do the following:

                         (i)        promptly give the Holder written notice
thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to register or qualify such securities under the applicable blue sky or other state securities laws); and

                          (ii)      include among the securities  which it then
registers or qualifies all Registrable Securities (as defined below) specified in a written request or requests, made within fifteen
(15) days after receipt of the written notice from the Company, by the Holder; provided, however, if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all shares whose holders have a contractual, incidental ("piggyback") right to include such shares in the Registration Statement, and as to which inclusion has been requested pursuant to such right and there is first excluded from such Registration Statement all shares sought to be included therein by (i) any holder thereof not having any such contractual, piggyback registration rights, and (ii) any holder thereof having contractual, piggyback registration rights subordinate and junior to the rights of the Holder, then the Company shall only be obligated to include in such Registration Statement only the amount of Registrable Securities as determined in good faith by the managing underwriter. For purposes of this Warrant, the term "Registrable Securities" shall mean all shares of Common Stock issued and issuable upon exercise of the Warrant; provided however, that shares of Common Stock which are "Registrable Securities" shall cease to be Registrable Securities (a) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 promulgated under the Securities Act or (b) at such time as such shares of Common Stock are freely saleable under Rule 144(k) promulgated under the Securities Act (or a successor provision).


                (b) Form S-3. In addition to the rights provided to the Holder of Registrable Securities in subsection (a) above, at such time as the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the SEC which permits short form registration using extensive incorporation by reference), upon the written request of the Holder, the Company will use reasonable efforts to effect qualification and registration under the Securities Act on said Form S-3 or other short form registration of all or such portion of the Registrable Securities as the Holder shall specify. The Company shall use its commercially reasonable efforts to file a registration statement on Form S-3 or other short form registration with the SEC no later than 30 days after the written request and shall cause such registration statement to become effective no later than 90 days after the written request. The Company shall not be required to effect more than one registration pursuant to this subsection (b) in any twelve-month period. The obligations of the Company under this Section shall terminate after the Company has effected two registrations under this subsection (b). The Company represents that it is currently eligible to use Form S-3 for the purposes contemplated in this subsection (b).

                (c) Registration Procedures. In the case of each registration, qualification or compliance pursuant to this Section 16, the Company will keep the Holder advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise the Holder, upon written request, of the progress of such proceedings. At the expense of the Company, the Company will (i) keep such registration, qualification and compliance current and effective for a period of 180 days, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus, as necessary to permit the sale or distribution of Registrable Securities not theretofore sold or distributed, and (ii) take all necessary action under any applicable blue sky or other state securities laws to permit such exercise, sale or distribution, all as requested by such Holder. The Holder shall timely furnish to the Company such information regarding the Holder and the Registrable Securities held by the Holder and the intended method of distribution of such securities as shall be required to effect the registration of the Registrable Securities.

                  (d) Expenses. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each of the registrations, filings or qualifications pursuant to Sections 16(a) and (b) above, including all registration, filing and qualification fees, all fees and expenses in connection with compliance with state securities or blue sky laws, printing and delivery expenses, fees and disbursements of counsel and independent public accountants for the Company, and the reasonable fees and disbursements of one law firm acting as counsel for the Holder, shall be paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 16(b) if the registration request is subsequently withdrawn at any time at the request of the Holder, unless the Holder agrees to forfeit its right to one demand registration pursuant to Section 16(b); provided, further, however, that if at the time of such withdrawal, the Holder has learned of a material adverse change in the financial condition, business or prospects of the Company from that known to the Holder at the time of its request that makes the proposed offering unreasonable in the good faith judgment of the Holder, then the Holder shall not be required to pay any of such expenses. Underwriting discounts and commissions relating to Registrable Securities will be paid ratably by the Holder of such Registrable Securities.

                  (e) Right of Company To Delay Registration. For a period not to exceed 60 days, the Company shall not be obligated to prepare and file, or prevented from delaying or abandoning, a Registration Statement pursuant to this Warrant at any time when the Company, in its good faith judgment with advice of counsel, reasonably believes:

                           (i)      the filing  thereof at the time  requested,
or the offering of Registrable Securities pursuant thereto, would materially and adversely affect (1) a pending or scheduled public offering of the Company's securities, (2) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (3) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (4) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

                           (ii)     that the failure to disclose any material
information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

The Company shall only be entitled to exercise its right to delay registration under this subsection (e) once during the term of this Warrant.

                (f) Indemnification. The Company will indemnify, defend and hold harmless the Holder to the fullest extent that such agreement is enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of material fact contained therein (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein. Each Holder, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, will indemnify, defend and hold harmless the Company and each of its directors and officers who signs such a registration statement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors and officers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder with knowledge that the information set forth in such instrument was to be used therein.

        17. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder. The Holder may transfer its rights hereunder, including its registration rights, to any general or limited partner or any officer, director, manager or member or any of its affiliates, provided, however that such assignee or transferee agrees in writing to be bound by all of the provisions of this Warrant.

        18. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of South Carolina.

        IN WITNESS WHEREOF, ONE PRICE CLOTHING STORES, INC. has caused this Warrant to be executed under seal by its officer thereunto duly authorized.


Dated: February 21, 2001

                                              ONE PRICE CLOTHING STORES, INC.
CORPORATE
  SEAL

                                                   By:  /s/ Leonard M. Snyder
                                                        Leonard M. Snyder
                                                        Chief Executive Officer



Attest:

/s/ Grant Gibson
Grant Gibson, Secretary

                                    EXHIBIT A


                               NOTICE OF EXERCISE


        To:     ONE PRICE CLOTHING STORES, INC.

        1. The undersigned hereby elects to purchase _______ shares of Common Stock of ONE PRICE CLOTHING STORES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full pursuant to Section 3.1 of the Warrant [or elects to exercise the warrant for ______ shares of Common Stock pursuant to the net issue exercise provisions of Section 3.2 of the Warrant].

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

        3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (1) they first shall have been registered under the Securities Act of 1933, as amended, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.

        4. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.



                                                 -------------------------------
                                                 (Name)

                                                 -------------------------------
                                                 (Address)

                                                 -------------------------------
                                                 (Signature)

                                                 -------------------------------
                                                 (Date)

                                    EXHIBIT B

                 OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS




OPTIONS TO PURCHASE SHARES OF COMMON STOCK

Options to purchase 1,567,168 shares of Common Stock are outstanding as of the Original Issue Date.




WARRANTS AND OTHER RIGHTS TO PURCHASE SHARES OF COMMON STOCK

None.













































                                 AMENDMENT NO. 1
                           TO STOCK PURCHASE WARRANT
                             DATED FEBRUARY 21, 2001

         THIS AMENDMENT NO. 1 TO STOCK PURCHASE WARRANT is entered into effective as of January 31, 2002 by and among, One Price Clothing
Stores, Inc., a Delaware corporation (the "Company") and GB Retail
Funding, LLC ("Holder").

                                    RECITALS

         WHEREAS, on February 21, 2001, the Company issued a Stock Purchase Warrant (the "Stock Purchase Warrant") pursuant to which the Company granted Holder a warrant to purchase up to 60,000 shares of Common Stock, $.001 par value per share (the "Common Stock") at an exercise price equal to the average daily closing price of the Company's Common Stock as quoted on the NASDAQ Stock market for the thirty (30) consecutive trading days immediately preceding the Original Issue Date (the "Exercise Price").

         WHEREAS, the Exercise Price on the Original Issue Date was $0.86 per share.

         WHEREAS, on September 4, 2001, the Company effected a 1-for-3.5 reverse stock split to shareholders of record as of the close of business on July 30, 2001.

         WHEREAS, the parties desire to amend certain terms of the Stock Purchase Warrant and to clarify other terms to clearly express the parties intent that the Warrant Purchase Price and the number of shares issuable upon exercise of the Stock Purchase Warrant shall be proportionately adjusted in the event of certain events and transactions.

         WHEREAS, the parties also desire to set forth the current number of shares issuable upon exercise of the Stock Purchase Warrant and the current Warrant Purchase Price under the Stock Purchase Warrant.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows.

Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock Purchase Warrant.

Amendments to the Stock Purchase Warrant.

         (i) Section 2 is hereby amended by inserting the words "(the "Expiration Date")" after the words "Original Issue Date" at the end of the paragraph.

         (ii) Section 6 is hereby amended to clarify that appropriate adjustments shall be made to the Warrant Purchase Price and the number of shares issuable upon exercise of the Warrant in the event of reclassifications, reorganizations and other changes in the Common Stock of the Company. As revised
Section 6 shall read as follows:

         6. Adjustments for Merger, Consolidation, Sale of Assets and Other Reclassifications. In the event that at any time or from time to time after the Original Issue Date but prior to the Expiration Date, there shall be any reclassification, capital reorganization or similar change affecting the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 7 hereof), or the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, then, as a condition to such reclassification, reorganization, change, consolidation, merger or sale, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder hereof shall thereafter have the right to receive the kind and amount of shares of stock, other securities, property or cash deliverable or payable to the holders of the Common Stock of the Company that the Holder hereof upon exercise of this Warrant would have been entitled to had the Holder hereof exercised the remaining portion of this Warrant into shares of Common Stock immediately prior thereto and the Board of Directors shall make appropriate adjustments to the number and kind of shares and to the Warrant Purchase Price per share then applicable to the shares covered by the unexercised portion of the Warrant.

         (iii) Section 7 of the Stock Purchase Warrant is hereby amended to clarify that appropriate adjustments shall also be made to the number of shares issuable upon exercise of the Warrant in the event of subdivisions, stock dividends and stock combinations. As revised Section 7 shall read as follows:

                  7. Adjustments for Subdivisions, Stock Dividends and Stock Combinations.

                  (a) Adjustment of Warrant Purchase Price and Number of Shares Issuable. The Warrant Purchase Price and the number of Shares issuable upon exercise of this Warrant shall be adjusted as set forth in this
         Section 7 with the intent that the rights of the Holder to exercise shall not be impaired.

                  (b) Adjustment for Combination or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, the Warrant Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Shares issuable upon the exercise of this Warrant shall be proportionately decreased.

                  (c) Adjustment for Stock Dividend or Subdivision. In the event the Company at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision (by split-up or otherwise) of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then and in any such event, the Warrant Purchase Price in effect immediately prior to such subdivision or stock dividend shall, concurrently with the effectiveness of such stock dividend or subdivision, be proportionately reduced and the number of Shares issuable on the exercise of this Warrant shall be proportionately increased.

                  (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Purchase Price or the number of Shares issuable upon the exercise of this Warrant pursuant to Sections 6 or 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Warrant Purchase Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         (iv) Section 16(f) is amended to insert the following parenthetical in lieu of the parenthetical "(or in any related registration statement, notification or the like)" in the first full sentence of such paragraph:

          "(i.e., in any registration statement, prospectus, offering circular or other document, each as from time to time amended or supplemented by the Company)"

          3. Warrant Purchase Price and Number of Shares. The current Warrant Purchase Price per share under the Stock Purchase Warrant is $3.01 and the current number of Shares issuable upon exercise of the Stock Purchase Warrant is 17,143.

          4. Counterparts; Facsimile Execution. This Amendment No. 1 may be executed in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by facsimile also shall deliver a manually executed counterpart of this Amendment No. 1 but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

         5. Effect on Stock Purchase Warrant. The Stock Purchase Warrant, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The amendments made hereby are not intended to create a new holding period for purposes of federal or state securities law, but are being made to clarify and confirm the parties understanding and intent under the Stock Purchase Warrant.

                                              [Signatures appear on the
following page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Stock Purchase Warrant to be executed as of the date first above written.

                            ONE PRICE CLOTHING STORES

                            By:      /s/ C. Burt Duren
                                  -----------------------------------------
                            Name:    C. Burt Duren
                                  ---------------------------------------
                            Title:   Vice President & Treasurer
                                  -------------------------------------

                            GB RETAIL FUNDING, LLC

                            By:      /s/ Lawrence Klaff
                                  -----------------------------------------
                            Name:    Lawrence Klaff
                                  ---------------------------------------
                            Title:   Vice President
                                  -------------------------------------